UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2005

RURAL/METRO CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-22056	86-0746929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9221 East Via De Ventura

Scottsdale, Arizona

85258

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (480) 606-3886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)	On September 14, 2005, the Board of Directors (the “Board”) of Rural/Metro Corporation, a Delaware corporation (“Rural/Metro”), appointed Conrad A. Conrad as a member of the Board, effective October 12, 2005. While no decision was taken regarding Mr. Conrad’s appointment to any committee of the Board, it is anticipated that Mr. Conrad will be appointed at some future date to serve on at least one committee, including the Audit Committee.

A press release regarding Mr. Conrad’s appointment to the Board is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Press release dated September 20, 2005

The information in the attached exhibit shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under such Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: September 20, 2005	By:	/s/ Michael S. Zarriello
Michael S. Zarriello Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 20, 2005

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